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                                                                    EXHIBIT 10.1
                                                                    ------------

                     EQUALITY SAVINGS AND LOAN ASSOCIATION

                              ST. LOUIS, MISSOURI

                     1993 STOCK OPTION AND INCENTIVE PLAN

     1.   Purpose of the Plan.  The Plan shall be known as the Equality Savings
          -------------------
and Loan Association 1993 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to attract and retain the best available personnel as officers, directors and employees and to provide additional incentive to employees of Equality Savings and Loan Association (the "Association") or any present or future parent or subsidiary of the Association to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options", within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options. Each and every one of the provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

     2.   Definitions.  As used herein, the following definitions shall apply.
          -----------

          (a) "Association" means Equality Savings and Loan Association as a capital stock savings bank subsidiary of the Mutual Holding Company.

          (b) "Award" means the grant by the Committee of an Incentive Stock Option, a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

          (c)  "Board" shall mean the Board of Directors of the Association.

          (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Common Stock" shall mean common stock, $1.00 par value per share, of the Association.

          (f) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with paragraph 4(a) of the Plan.

          (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment by the Association or any present or future Parent or Subsidiary of the Association. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Association or in the case of transfers between payroll locations of the Association or between the Association, its Parent, its Subsidiaries or a successor.

          (h) "Effective Date" shall mean the date specified in Section 14 hereof.

          (i) "Employee" shall mean any person employed by the Association or any present or future Parent or Subsidiary of the Association.
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          (j)  "Incentive Stock Option" or "ISO" means an option to purchase
               Shares granted by the Committee pursuant to Section 7 hereof which is subject to the limitations and restrictions of Section 7 hereof and is intended to qualify under Section 422 of the Code.

          (k) "Mutual Holding Company" shall mean First Missouri Financial, M.H.C., the parent corporation of the Association formed under
               Part 575 of the Regulations of the Office of Thrift Supervision.

          (l) "Non-Incentive Stock Option" or "Non-ISO" means an option to purchase Shares granted by the Committee pursuant to Section 8, which option is not intended to qualify under Section 422 of the Code.

          (m) "Option" shall mean an Incentive or Non-Incentive Stock Option granted pursuant to this Plan.

          (n) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

          (o)  "Optionee" shall mean any person who receives an Option.

          (p) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Subsections 425(e) and
               (g) of the Code.

          (q) "Participant" means any director, officer or key employee of the Association or any Parent or Subsidiary of the Association or any other person providing a service to the Association who is selected by the Committee to receive an Award.

          (r) "Plan" shall mean the Equality Savings and Loan Association 1993 Stock Option and Incentive Plan.

          (s) "Reorganization" shall mean the reorganization of Equality Savings and Loan Association from a Missouri-chartered savings and loan association into a mutual holding company structure and the minority offering of Common Stock of the Association.

          (t)  "Share" shall mean one share of the Common Stock.

          (u) "Subsidiary" shall mean any present or future corporation which would be a "subsidiary corporation" as defined in Subsections 425(f) and (g) of the Code.

     3.   Shares Subject to the Plan.  Except as otherwise required by the
          --------------------------
provisions of Section 12 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall be 38,000 shares. Such Shares may either be authorized but unissued or treasury shares.

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          An Award shall not be considered to have been made under the Plan with respect to any Option which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

     4.   Administration of the Plan.
          --------------------------

          (a) Composition of the Committee. The Plan shall be administered by the Committee consisting of at least two directors of the Association appointed by the Board. Officers, directors, key employees and other persons who are designated by the Committee shall be eligible to receive Awards under the Plan, and all directors designated as members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"). A "disinterested person" is an administrator who at the time he exercises discretion in administering the Plan has not, at any time within one year prior thereto, received a discretionary grant or award pursuant to any stock plan of the Association or any of its affiliates.

          (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the expressed provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

               The Chairman of the Association and such other officers as shall be designated by the Committee are hereby authorized to execute instruments evidencing Awards on behalf of the Association and to cause them to be delivered to the Participants.

          (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     5.   Eligibility.
          -----------

          (a) Awards may be granted to officers, directors, key employees and other persons. The Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted Options or Awards under the Plan, the number to be granted to each such officers, directors, key employees and other persons under the Plan, and whether Options granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock to be granted to each such Participant pursuant to each Award granted under the Plan, the Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Association, and such other factors as the Committee may, in its sole discretion, deem relevant. Officers, directors, key employees or other persons who have been granted an Award may, if otherwise eligible, be granted additional Options or Awards.

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          (b)  The aggregate fair market value (determined as of the date the
Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during the calendar year in which they are first exercisable (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Association or any present or future Parent or Subsidiary of the Association) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 5, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options, as defined in Section 422 of the Code.

     6.   Term of Plan.  The Plan shall continue in effect for a term of ten
          ------------
years from the Effective Date, unless sooner terminated pursuant to Section 17. No Option shall be granted under the Plan after ten years from the Effective Date.

     7.   Terms and Conditions of Incentive Stock Options.  Incentive Stock
          -----------------------------------------------
Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

          (a)  OPTION PLAN.

               (i) The price per share at which each Incentive Stock Option granted under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted. For such purposes, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the price per share of the Optioned Stock shall be not less than the mean between the bid and asked price on the date the Incentive Stock Option is granted or, if there be no bid and asked price on said date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the price per share shall be determined by the Committee. If the Common Stock is listed on a national securities exchange at the time of the granting of an Incentive Stock Option, then the price per share shall be not less than the average of the highest and lowest selling price on such exchange on the date such Incentive Stock Option is granted or, if there were no sales on said date, then the price shall be not less than the mean between the bid and asked price on such date.

               (ii) In the case of an Employee who owns Common Stock representing more than 10% of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option price shall not be less than 110% of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

          (b)  PAYMENT.

          Full payment for each share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Association shall accept full or partial payment in Common

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Stock only to the extent permitted by applicable law. No shares of Common Stock shall be issued until full payment therefor has been received by the Association, and no Optionee shall have any of the rights of a shareholder of the Association until shares of Common Stock are issued to him.

          (c)  TERM OF INCENTIVE STOCK OPTION.

          The term of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than 10% of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of the Incentive Stock Option shall not exceed five years.

          (d)  EXERCISE GENERALLY.

          Except as otherwise provided in Section 9 hereof, no Incentive Stock Option may be exercised unless the optionee shall have been in the employ of the Association at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option under
Section 422 of the Code.

          (e)  TRANSFERABILITY.

          Any Incentive Stock Option granted pursuant to the Plan shall be exercised during any Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     8.   Terms and Conditions of Non-Incentive Stock Options.  Each Non-
          ---------------------------------------------------
Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each and every Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions:

          (a) OPTIONS GRANTED TO DIRECTORS IN THE REORGANIZATION.

          Each member of the Board of Directors of the Association who is not an Employee at the Effective Date shall receive on the Effective Date Options for 380 shares. Such options shall be designated as non-incentive stock options, shall be exercisable at any time following stockholder approval of the Plan as provided in Section 15 hereof, and shall have a term of ten years following the Effective Date.

          (b)  OPTION PRICE.

          The exercise price per share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan, other than Options granted under
Section 7(a) of the Plan, shall be such price as the Committee may determine in its sole discretion.

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          (c)  PAYMENT.

          Full payment for each share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its fair market value at the date of exercise. The Association shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No shares of Common Stock shall be issued until full payment therefor has been received by the Association and no Optionee shall have any of the rights of a shareholder of the Association until the shares of Common Stock are issued to him.

          (d)  TERM.

          The term of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten years from the date each such Non-Incentive Stock Option is granted, provided that, in the case of an Employee who owns stock representing more than 10% of the Common Stock at the time the Incentive Stock Option is granted, the term of the Non-Incentive Stock Option shall not exceed five years.

          (e)  EXERCISE GENERALLY.

          The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan.

          (f)  TRANSFERABILITY.

     Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during any Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     9.   Effect of Termination of Employment, Disability or Death on Incentive
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     Stock Options.
     -------------

        (a)  TERMINATION OF EMPLOYMENT.

        In the event that any Optionee's employment by the Association shall terminate for any reason, other than Permanent and Total Disability (as such term is defined in Section 22(e) (3) of the Code) or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the expiration of not more than three months after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment. In the event that a subsidiary ceases to be a subsidiary of the Association, the employment of all of its employees who are not immediately thereafter employees of the Association shall be deemed to terminate upon the date such subsidiary so ceases to be a subsidiary of the Association.

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          (b)  DISABILITY.

          In the event that any Optionee's employment by the Association shall terminate as the result of the Permanent and Total Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to him pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

          (c)  DEATH.

          In the event of the death of any Optionee, any Incentive Stock Options granted to any such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one year after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 9(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time.

          (d)  INCENTIVE STOCK OPTIONS DEEMED EXERCISABLE.

          For purposes of Sections 9(a), 9(b) and 9(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of the termination of his employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment.

          (e)  TERMINATION OF INCENTIVE STOCK OPTIONS.

          To the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment by the Association terminates shall not have been exercised within the applicable period set forth in this Section 9, any such Incentive Stock Option, and all rights to purchase or receive shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

     10.  Effect of Termination of Employment, Disability or Death on Non-
          ---------------------------------------------------------------
Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options
-----------------------
relating to the effect of the termination of an Optionee's employment, disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination.

     11.  Right of Repurchase and Restrictions on Disposition.  The Committee,
          ---------------------------------------------------
in its sole discretion, may include, as a term of any Incentive Stock Option or Non-Incentive Stock Option, the right (the "Repurchase Right"), but not the obligation, to repurchase all or any amount of the Shares acquired by an Optionee pursuant to the exercise of any such Options. The intent of the Repurchase Right is to encourage the continued employment of the Optionee. The Repurchase Right shall provide for, among other things, a specified duration of the Repurchase Right, a specified price per Share to be paid upon the exercise of the Repurchase Right and a restriction on the disposition of the Shares by the Optionee during the period of the Repurchase Right. The Repurchase Right may permit the Association to transfer or assign such right to

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another party. The Association may exercise the Repurchase Right only to the extent permitted by applicable law.

     12.  Recapitalization, Merger, Consolidation, Change in Control and Similar
          ----------------------------------------------------------------------
Transactions.
------------

          (a)  ADJUSTMENT.

          Subject to any required action by the shareholders of the Association, the aggregate number of shares of Common Stock for which stock options may be granted hereunder, the number of shares of Common Stock covered by each outstanding stock option, and the exercise price per share of Common Stock of each such stock option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock), the full mutual to stock conversion of the Association or any other increase or decrease in the number of such shares of Common Stock effected without the receipt of consideration by the Association.

          (b)  CHANGE IN CONTROL

          All outstanding Options shall become immediately exercisable in the event of a change in control or imminent change in control of the Association involving any entity other than the Mutual Holding Company as acquiror, as determined by the Committee. In the event of such a change in control or imminent change in control, the Optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the fair market value of the Common Stock subject to any Incentive or Non-Incentive Stock Option over the Option Price of such shares, in exchange for the surrender of such Options by the Optionee on that date in the event of a change in control or imminent change in control of the Association. For purposes of this Section, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Association; (ii) the execution of an agreement for a merger or recapitalization of the Association or any merger or recapitalization whereby the Association is not the surviving entity; (iii) a change of control of the Association, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it or, if applicable, by any other applicable bank regulatory agency; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act, as amended and the rules promulgated thereunder) of 25% or more of the outstanding voting securities of the Association by any person, trust, entity or group other than a mutual holding company. The term "person" refers to an individual or a corporation, partnership, trust, Association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. For purposes of this Section, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or persons acting as a group, to acquire control of the Association. The decision of the Committee as to whether a change in control or imminent change in control has occurred shall be conclusive and binding.

          (c)  EXTRAORDINARY CORPORATE ACTION.

          Subject to any required action by the shareholders of the Association, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

               (i) appropriately adjust the number of shares of Common Stock subject to each stock option, the exercise price per share of Common Stock, and the consideration to be given or received by the Association upon the exercise of any outstanding Option;

               (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

               (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code.

          Except as expressly provided in Section 12(a) and 12(b) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 12.

          (d)  ACCELERATION.

          The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.


     13.  Time of Granting Options.  The date of grant of an Option under the
          ------------------------
Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     14.  Effective Date.  The Plan shall become effective upon completion of
          --------------
the formation of the Mutual Holding Company. Options may be granted prior to ratification of the Plan by the stockholders if the exercise of such Options is subject to such stockholder ratification.

     15.  Approval of Stockholders.  The Plan shall be approved by stockholders
          ------------------------
of the Association within 12 months before or after the date it becomes effective.

     16.  Modification of Options. At any time and from time to time, the Board
          -----------------------
may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 17 hereof.

     17.  Amendment and Termination of the Plan.
          --------------------------------------

          (a)  ACTION OF THE BOARD.

          The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 12) the maximum number of shares permitted to be optioned under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the shareholders of the Association.

          (b)  CHANGE IN APPLICABLE LAW.

          Notwithstanding any other provision contained in the Plan, in the event of a change in any Federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Incentive and/or Non-Incentive Stock Option unlawful or subject the Association to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     18.  Conditions Upon Issuance of Shares.  Shares shall not be issued with
          ----------------------------------
respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law and the requirements of any stock exchange upon which the Shares may then be listed.

          The inability of the Association to obtain from any regulatory body or authority deemed by the Association's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Association of any liability with respect to the nonissuance of such Shares.

          As a condition to the exercise of an Option, the Association may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     19.  Reservation of Shares.  During the term of the Plan, the Association
          ---------------------
will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     20.  Unsecured Obligation.  No Participant under the Plan shall have any
          --------------------
interest in any fund or special asset of the Association by reason of the Plan or the grant of any Incentive or Non-Incentive Stock Option to him under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Incentive or Non-Incentive Stock Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

     21.  Withholding Tax.  Where a Participant or other person is entitled to
          ---------------
receive Shares pursuant to the exercise of an Option pursuant to the Plan, the Association shall have the right to require the Participant or such other person to pay the Association the amount of any taxes which the Association is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     22.  Governing Law.  The Plan shall be governed by and construed in
          -------------
accordance with the laws of the State of Missouri, except to the extent that Federal law shall be deemed to apply.

                                      -11-